UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 25, 2011 (March 24, 2011)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2011, the Compensation Committee of the Board of Directors of Nicor Inc. (the “Compensation Committee”) took the following actions:

(i) The Compensation Committee awarded restricted stock units to Russ M. Strobel, Nicor Inc.’s chairman, president and chief executive officer. The restricted stock unit agreement applicable to this award to Mr. Strobel is filed as an exhibit to this report, and its terms are incorporated herein by reference. This award to Mr. Strobel implements certain terms of Nicor Inc.’s 2011 Long Term Incentive Program, which is also filed as an exhibit to this report, and its terms are incorporated herein by reference.

(ii) The Compensation Committee awarded restricted stock units to named executive officers other than Mr. Strobel.  The form of the restricted stock unit agreement applicable to these awards to named executive officers other than Mr. Strobel and Mr. Rick Murrell, the chairman of Tropical Shipping Company Limited, is filed as an exhibit to this report, and its terms are incorporated herein by reference. The restricted stock unit agreement applicable to the award to Mr. Murrell also is filed as an exhibit to this report, and its terms are incorporated herein by reference. These awards implement certain terms of Nicor Inc.’s 2011 Long Term Incentive Program.

(iii) The Compensation Committee awarded performance cash units to the named executive officers of Nicor Inc. The form of the performance cash unit agreement applicable to all named executive officers other than Mr. Murrell was previously filed by Nicor Inc. (exhibit 10.05 to Nicor Inc.’s Form 8-K filed on March 25, 2010), and its terms are incorporated herein by reference. The performance cash unit agreement applicable to Mr. Murrell is filed as an exhibit to this report, and its terms are incorporated herein by reference. These awards implement certain terms of Nicor Inc.’s 2011 Long Term Incentive Program.

(iv) The Compensation Committee approved an incentive compensation award under the Tropical Shipping Company Long-Term Incentive Plan for Mr. Murrell. The Tropical Shipping Company Long-Term Incentive Plan was previously filed by Nicor Inc. (exhibit 10.4 to Nicor Inc.’s Form 8-K filed March 28, 2008), and its terms are incorporated herein by reference. The incentive compensation award to Mr. Murrell was granted for the three-year performance period of 2011-2013 and provides Mr. Murrell with the opportunity to earn a percentage of his base salary at the end of the performance period based on Tropical Shipping Company’s average return on operating assets (ROOA) over that period.  The award paid to Mr. Murrell at the end of the three-year performance period can range from 0% of his base salary (if the ROOA over the performance period is below 7.6%) to 112% of his base salary (if the ROOA is 11.4% or higher over the performance period).

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following are filed as exhibits to this report

10.01	Restricted Stock Unit Agreement between Nicor Inc. and Russ M. Strobel
10.02	Form of Restricted Stock Unit Agreement
10.03	Restricted Stock Unit Agreement between Nicor Inc. and Rick Murrell
10.04	Performance Cash Unit Agreement between Nicor Inc. and Rick Murrell
10.05	2011 Long Term Incentive Program

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                              Nicor Inc.

Date              March 25, 2011                                                                                                                             /s/ KAREN K. PEPPING
                  Karen K. Pepping
                                                                                                                                                                              Vice President and Controller
                                                                                                                                                                              (Principal Accounting Officer and
                                      Duly Authorized Officer)

Exhibit Index

Exhibit
Number                                                                   Description of Documents

10.01	Restricted Stock Unit Agreement between Nicor Inc. and Russ M. Strobel
10.02	Form of Restricted Stock Unit Agreement
10.03	Restricted Stock Unit Agreement between Nicor Inc. and Rick Murrell
10.04	Performance Cash Unit Agreement between Nicor Inc. and Rick Murrell
10.05	2011 Long Term Incentive Program